SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2006

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	______________	41-0760940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7700 France Ave. South
Edina, MN 55435-5228
(Address of principal executive offices)
(Zip Code)

952-893-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 16, 2006, Universal Hospital Services, Inc. (“UHS”) appointed Scott Madson, age 45, as its Controller and Chief Accounting Officer. Prior to joining UHS, Mr. Madson held a variety of accounting and financial management roles. Most recently, he was Controller for Nextel Partners, Inc. and before that was Managing Director of Financial Accounting for RBC Dain Rauscher, Inc. and a senior auditor for Deloitte and Touche. Mr. Madson is a Certified Public Accountant and has a Bachelor of Science degree in Accounting from the University of Minnesota. Mr. Madson’s first day of employment with UHS will be October 16, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2006	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ Rex T. Clevenger
Rex T. Clevenger
Senior Vice President and
Chief Financial Officer

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